VOLATILE MEDIA, INC.

                             SUBSCRIPTION AGREEMENT

                             C O N F I D E N T I A L

Volatile Media, Inc.
30 Vandam Street, Suite 4A
New York, NY 10013
Attention: Mr. Jeremy Kagan, President

Ladies and Gentlemen:

            1. Application. Siti-Sites.com, Inc. (the "Undersigned"), intending to be legally bound, hereby subscribes for two (2) units (the "Units"), each unit consisting of (i) 178,206 shares of Series C Convertible Preferred Stock of Volatile Media, Inc., a New York corporation (the "Company"), par value $.001 per share, and liquidation preference $1.41 per share (the "Shares"), at per share purchase price of $1.41, and (ii) warrants to purchase 89,103 shares of Common Stock of the Company, par value $.001 per share ("Common Stock"), at an exercise price of $2.81 per share, and warrants to purchase 89,103 shares of Common Stock at an exercise price of $4.21, at an aggregate purchase price of Five Hundred Thousand Dollars ($500,000) (the "Purchase Price"). The Shares purchased now shall be convertible into shares of Common Stock, in accordance with the terms and conditions set forth on Exhibit A attached hereto and made a part hereof and will otherwise have the rights, preferences and privileges substantially as set forth on Exhibit B attached hereto. The warrants purchased now shall be issued to the Undersigned, substantially in the form of the warrant attached hereto as Exhibit C. The Undersigned understands that this subscription is binding upon the Company upon execution and delivery by the Undersigned, and is thereafter binding upon the Undersigned, and requires the immediate closing thereof with the Undersigned regardless of other closing terms applicable to other investors in this offering by the Company.

            2. Closing. A closing for the purchase of the Units shall be held simultaneously with the Company's execution hereof at a place mutually agreeable to the Company and the Undersigned (the "Closing"). At the Closing, the Company shall issue and deliver to the Undersigned one or more stock certificates evidencing the number of Shares set forth above and a warrant to purchase the number of Shares of Common Stock set forth above against payment of the Purchase Price by applying the amount due to the Undersigned from the Company under the terms of the Bridge Note dated December 23, 1999 in the principal amount of $500,000 made by the Company payable to the order of the Undersigned. The Shares shall be duly authorized, fully paid and non-assessable.

            3. Representations and Warranties. The Undersigned represents, warrants and acknowledges as follows:

            (a) The Undersigned is duly incorporated and validly existing under the laws of the State of Delaware, with full corporate power and authority to carry on its business as now conducted.


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            (b) The execution, delivery and performance of this agreement by the
Undersigned (A) will not violate any laws and (B) will not conflict with or violate the charter or bylaws of the Undersigned.

            (c) The Undersigned and/or its advisors have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Shares, Warrants and the shares issuable upon exercise of the Warrants (collectively, the "Securities"), and the finances, business, operations and prospects of the Company as deemed relevant by the Undersigned. Such questions have been answered, and information provided to the full satisfaction of the Undersigned or the Undersigned's advisors.

            (d) The Undersigned is able to bear the economic risks of an investment in the Securities for an indefinite period and at the present time could afford the entire loss of such investment.

            (e) The Undersigned understands that an investment in the Securities involves certain risks and has the knowledge and experience in financial and business matters generally such that the Undersigned is capable of evaluating the merits and risks of an investment in the Securities.

            (f) The Undersigned understands and acknowledges that the Securities have not been registered for sale under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws in reliance upon exemptions therefrom for non-public offerings, that the Securities may not be sold or transferred unless the sale or transfer is subsequently registered or an exemption from such registration is available and that there is no existing public market available to sell or dispose of the Securities and there is no assurance that any such market will develop.

            (g) The Securities are being purchased solely for the Undersigned's account, for investment purposes only and not with a view to the distribution, assignment or resale thereof and no other person on or prior to the Closing will have a direct or indirect beneficial interest in such Securities.

            (h) The Undersigned is authorized to purchase and hold the Securities and to enter into this Subscription Agreement.

            (i) The Undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform its obligations hereunder. This Subscription Agreement has been duly and validly authorized, executed and delivered by the Undersigned and constitutes the valid, binding and enforceable agreement of the Undersigned and has been completed and executed by an authorized representative of the Undersigned.

            (j) No representations or warranties have been made to the Undersigned by the Company or any agent, employee or affiliate of the Company, except as expressly set forth in this Subscription Agreement, and, in making an investment in the Securities, the Undersigned is relying solely on its own independent investigation.


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            (k) The Undersigned acknowledges that legends shall be placed on the certificates representing the Shares and warrants to the effect that such Shares and warrants have not been registered under the Securities Act or any state securities laws.

            4. Representations and Warranties. The Company hereby makes the representations and warranties set forth on Exhibit E.

            5. Indemnification. Each party hereto agrees to indemnify and hold the other party hereto, its successors, assigns, directors, officers, partners, agents and employees, harmless against any and all claims, damages, liabilities, costs (including reasonable attorneys' fees), expenses and other losses incurred by the other party as a result of any claim by a third party relating to the indemnifying party's breach or alleged breach of its representations, warranties, covenants or agreements contained in this agreement.

            6. Additional Issuances of Series C Convertible Preferred Stock. The Company agrees that it will not, without the prior written consent of the Undersigned, issue additional shares of Series C Convertible Preferred Stock in an amount that would reduce the Undersigned to less than fifty percent (50%) ownership of such shares of Series C Convertible Preferred Stock. The Undersigned hereby agrees that if it transfers any of its shares of Series C Convertible Preferred Stock, other than in accordance with Exhibit B attached hereto, the Company shall no longer be bound by the foregoing covenant.

            7. Confidentiality. Each party (the "receiving party") agrees to keep in confidence all information about the other party (the "disclosing party") of a confidential or proprietary nature obtained in connection with the transactions proposed hereby ("Confidential Information") except for Confidential Information which (i) at the time of disclosure is generally available to the public or after disclosure becomes generally available to the public through no breach of agreement or other wrongful act by the receiving party, (ii) is required to be disclosed by law, provided that the receiving party shall furnish prompt written notice of such required disclosure and reasonably cooperate with the disclosing party, at the disclosing party's cost and expense, in any effort made by the disclosing party to seek a protective order or other appropriate protection of its Confidential Information, (iii) was independently developed by the receiving party, or (iv) was already in the receiving party's possession from a source which the receiving party reasonably believed, after due inquiry, owned no duty of confidentiality to the disclosing party. In addition, the receiving party agrees that it will not use the Confidential Information for any purpose other than for the purpose of performing its obligations, or for any other purpose permitted, under this Subscription Agreement or any other agreements between the parties. The parties agree that, in view of the unique nature of the Confidential Information to be disclosed hereunder, irreparable loss could be sustained by the disclosing party in the event of an unauthorized disclosure of Confidential Information and the disclosing party would not have an adequate remedy at law in such event. Therefore, the parties agree that each party hereto shall be entitled to injunctive relief, including specific enforcement, to enforce the provisions of this Section 7, in addition to any remedy to which a disclosing party may be entitled to at law, and the receiving party against whom injunctive relief is sought agrees not to raise the defense that there is an adequate remedy at law.


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            8. Press Relases: Public Statements. Except for such disclosures as are required by law, no public announcements or other public statements (including in any press conference, trade publication, marketing materials or otherwise) with respect to the subject matter of this agreement shall be made without the concurrence of the Company and the Undersigned.

            9. Miscellaneous.

            (a) This Subscription Agreement, including the Exhibits attached hereto, and the Agreement between the Company and the Undersigned dated as of December 23, 1999 (the "Prior Agreement"), constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior discussions or agreements, written or oral, in respect thereof. Any conflict between the terms of the Prior Agreement and the terms hereof shall be governed by this Subscription Agreement.

            (b) Upon the written request of the Company or the Undersigned, the Company or the Undersigned, as applicable, agrees to promptly provide such information, to execute and deliver such documents and to take, or forbear from taking, such actions or provide such further assurances as reasonably may be necessary to correct any errors in documentation and to comply with any and all laws to which the Company or the Undersigned, as applicable, is subject. The satisfaction by the Undersigned of its obligations under this subsection shall be subject to the Company's payment of its reasonable and substantiated costs associated therewith.

            (c) All covenants and agreements contained in this Subscription Agreement shall survive the execution hereof and bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

            (d) Notices required to be given hereunder shall be in writing (unless specifically stated otherwise) and given by personal delivery, facsimile, nationally recognized overnight courier or registered or certified mail, postage prepaid with return receipt requested. Notices shall be addressed, if to the Company, to the address set forth on the cover page hereof (facsimile no. (212) 665-1115, Attn: President), and if to a holder of Securities, to the address maintained in the Company's books and records. Notices delivered personally shall be deemed given as of actual receipt; notices sent by facsimile shall be deemed given as of one business day following receipt by sender (from sender's fax machine) of written confirmation of successful transmission; notices sent via overnight courier shall be deemed given one business day following sending; and notices mailed shall be deemed given as of three days after proper mailing. A party may change its address by notice given in accordance with this Section 8(d).

            (e) This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within said State.

            (f) This Subscription Agreement may not be modified except by written instrument signed by the Company and the holder of Securities that is a party hereto.


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            (g) This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (h) If any provision of this Subscription Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not affect or render illegal, invalid or unenforceable any other provision, and this Subscription Agreement shall be carried out as if such illegal, invalid or unenforceable provision were not contained herein.

            (i) The Undersigned agrees to enter into a Shareholders' Agreement containing the terms set forth in Exhibit B hereto in form and substance reasonably acceptable to the Undersigned.

            IN WITNESS WHEREOF, the Undersigned has executed this Subscription Agreement this 8th day of February, 2000.

                                             SITI-SITES.COM, INC.


                                             By: /s/ Lawrence M. Powers
                                                 -------------------------------
                                             (Printed) Lawrence M. Powers
                                             Title: Chairman/CEO

SUBSCRIPTION ACCEPTED AND AGREED TO:
this 8th day of February, 2000

VOLATILE MEDIA, INC.

By: /s/ Jeremy Kagan
    ------------------------
Jeremy Kagan
President


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